UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. __)

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BMO FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BMO FUNDS, INC.

790 North Water Street

Milwaukee, Wisconsin 53202

June 9, 2020

Dear Shareholder:

The Board of Directors of BMO Funds, Inc., a Wisconsin corporation (the “Corporation”), has called a special meeting of shareholders regarding important matters concerning the 31 series of investment portfolios currently offered by the Corporation (individually a “Fund” and, collectively, the “Funds”). The special meeting will be held at the offices of the Corporation at 790 North Water Street, Milwaukee, Wisconsin 53202 on July 10, 2020 at 9:00 a.m. Central Time, or any adjournments or postponements thereof (the “Meeting”). The purpose of the Meeting is to elect eight directors to the Board of Directors of the Corporation.

Enclosed you will find a Notice of Special Meeting, Proxy Statement and a Proxy Card. These materials contain important information about the matters to be considered at the Meeting. We urge you to read them carefully. Then, please make sure to vote promptly.

There are several ways to vote, including by mail (by completing and signing the Proxy Card and returning it in the postage paid envelope provided), by telephone (by calling 1-800-690-6903), or via the internet (by accessing the website located at www.proxyvote.com). If you intend to vote by phone or internet, you will need the control number appearing on your Proxy Card. Please refer to the Proxy Card for more information on how to vote. Proxy Cards must be received, or phone or internet instructions must be provided, prior to 12:00 p.m., Central Time, on July 9, 2020 to be considered timely.

Your vote is very important to us no matter how many Fund shares you own. The Board of Directors of the Corporation has unanimously approved the proposal and recommends that you vote “FOR” the election of each of the eight nominees identified in the Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card.

If you have any questions, please contact BMO Funds U.S. Services at 1-800-236-FUND (3863). We appreciate your participation and prompt response regarding this important matter, and thank you for your continued support.

Sincerely,

John M. Blaser

President

BMO Funds, Inc.

BMO FUNDS, INC.

790 North Water Street

Milwaukee, Wisconsin 53202

June 9, 2020

Notice of Special Meeting of Shareholders of

BMO Funds, Inc.

to be held on July 10, 2020

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of BMO Funds, Inc., a Wisconsin corporation (the “Corporation”), will be held at the offices of the Corporation at 790 North Water Street, Milwaukee, Wisconsin 53202 on July 10, 2020 at 9:00 a.m. Central Time, or any adjournments or postponements thereof (the “Meeting”).

At the Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the 31 series of investment portfolios currently offered by the Corporation (individually a “Fund” and, collectively, the “Funds”) will be asked to consider and approve the following proposals:

1.	To elect eight directors to the Corporation’s Board of Directors; and

2.	To transact any other business that may properly come before the Meeting or any postponements or adjournments thereof.

Shareholders of record as of the close of business on May 14, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Shareholders may vote by completing and signing the enclosed Proxy Card and returning it in the postage paid envelope provided, or by following the instructions on the Proxy Card for voting by telephone or via the internet.

By Order of the Board of Directors,

Michael J. Murphy
Secretary
BMO Funds, Inc.

Milwaukee, Wisconsin

June 9, 2020

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE, OR BY FOLLOWING THE INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

BMO FUNDS, INC.

790 North Water Street

Milwaukee, Wisconsin 53202

June 9, 2020

PROXY STATEMENT

Special Meeting of Shareholders of

BMO Funds, Inc.

to be held on July 10, 2020

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of BMO Funds, Inc., a Wisconsin corporation (the “Corporation”), on behalf of the 31 series of investment portfolios currently offered by the Corporation (individually a “Fund,” and collectively, the “Funds”), of voting instructions to be used at a special meeting of shareholders of the Corporation to be held at the offices of the Corporation at 790 North Water Street, Milwaukee, Wisconsin 53202 on July 10, 2020 at 9:00 a.m. Central Time, or any adjournments or postponements thereof (the “Meeting”).

This Proxy Statement provides you with information you should review before voting on the proposal that will be presented at the Meeting. You are receiving this Proxy Statement because you are the owner of shares of one or more of the Funds as of the close of business on May 14, 2020 (the “Record Date”).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 10, 2020. The Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about June 9, 2020, and will also be available at www.proxyvote.com as of that date. You will need the control number on the Proxy Card to log in.

FREQUENTLY ASKED QUESTIONS

Why am I receiving this Proxy Statement?

This Proxy Statement is being provided to persons who own shares in one or more of the Funds as of the Record Date to solicit their vote on the proposal described herein.

Who is eligible to vote and how will the shares be voted?

Shareholders of record at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Moreover, each such shareholder is entitled to one vote or fraction thereof for each share or fraction thereof standing in such shareholder’s name on the books of each Fund as of the Record Date.

How do I vote?

You may vote by completing the enclosed Proxy Card. You may also vote by telephone by calling 1-800-690-6903 or through the website located at www.proxyvote.com. If you intend to vote by telephone or internet, you will need the control number appearing on your Proxy Card. Proxy Cards that are properly signed, dated and received, or telephone or internet instructions that are properly placed, in accordance with the instructions provided on the Proxy Card prior to 12:00 p.m., Central Time, on July 9, 2020, will be followed as specified. If you sign, date and return the Proxy Card, but do not specify a vote for one or more of the nominees for director, your shares will be voted in favor of electing each of the eight director nominees to the Board of Directors of the Corporation (the “Board”), and in the discretion of the proxies named therein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.

If I vote now as requested, can I change my vote later?

You may revoke your vote at any time prior to 12:00 p.m., Central Time, on July 9, 2020, by submitting written notice of revocation or a properly completed, executed and later-dated Proxy Card, or by placing subsequent instructions by telephone or the internet.

What are the quorum requirements, and what votes are necessary to approve the proposal?

Shareholders of all Funds will vote together for purposes of electing directors. A quorum of shareholders is necessary to hold a valid meeting and to consider the proposal, and the presence in person or by proxy of holders of one-third of the shares of capital stock of the Corporation entitled to vote without regard to series or class shall constitute a quorum. Directors are elected by the affirmative vote of a plurality of shares present at the Meeting, either in person or by proxy, and entitled to vote. This means that the eight directors who receive the largest number of votes will be elected as directors. In the election of directors, votes may be cast in favor or withheld. Abstentions and broker non-votes will have no effect on the proposal.

May the Meeting be adjourned to another date?

The Meeting may be adjourned at any time by the affirmative vote of a majority of shares voting on the adjournment, even if less than a quorum. The Meeting may be adjourned for any purpose, including, but not limited to, allowing additional time to solicit votes on one or more matters, to disseminate additional information to shareholders or to count votes. The persons named as proxies in the Proxy Card are expected to vote in favor of any proposed adjournment or postponement.

How does the Board of Directors of the Corporation recommend that I vote on the proposal?

The Board recommends that you vote to elect each of the eight director nominees designated in this Proxy Statement.

What other business will be discussed at the Meeting?

The Board does not intend to present any matters before the Meeting other than as described in this Proxy Statement, and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. If any other matter legally comes before the Meeting, the shares of each Fund will be voted in the discretion of the persons named as proxies in the Proxy Card.

Who do I contact with questions regarding the proposal?

For questions regarding the proposal described in this Proxy Statement, please call BMO Funds U.S. Services at 1-800-236-FUND (3863).

PROPOSAL 1:

ELECTION OF DIRECTORS

Which Funds’ shareholders will vote on this proposal?

Proposal 1 applies to shareholders of all Funds as of the Record Date, voting together.

Who are the nominees for director?

At its meetings on March 9, 2020 and March 20, 2020, the Corporation’s Nominating and Governance Committee unanimously recommended to the Board that Marie-Renée Bakker and Teresa V. Jankovic, respectively, be nominated to stand for election to the Board effective September 1, 2020. Also at its March 20 meeting, the Nominating and Governance Committee unanimously recommended to the Board that Vincent P. Lyles and Daniela O’Leary-Gill (who have not previously been elected by shareholders to the Board) stand for election to the Board and that John M. Blaser, Ridge A. Braunschweig, John A. Lubs and Barbara J. Pope stand for re-election to the Board. Ms. Bakker, Mr. Blaser, Mr. Braunschweig, Ms. Jankovic, Mr. Lubs, Mr. Lyles, Ms. O’Leary-Gill and Ms. Pope are referred to herein as the “nominees.” At its meeting on May 13, 2020, the Board unanimously accepted and endorsed the Nominating and Governance Committee’s recommendations and approved the presentation of the nominees to the shareholders with the recommendation that the shareholders elect or re-elect, as the case may be, each nominee as a member of the Board.

Mr. Benjamin A. Cutler’s term as a member of the Board will end on August 31, 2020. The Corporation has a mandatory retirement age and accordingly Mr. Cutler is not standing for re-election at the Meeting and is therefore not a nominee. Information for Mr. Cutler is presented in this Proxy Statement given his status as a current director as of the date hereof.

Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. The Corporation knows of no reason why any nominee would be unable or unwilling to serve if elected.

The table below sets forth certain information concerning the nominees. Information is listed separately for the nominees who are not (or, in the case of Ms. Bakker and Ms. Jankovic, would not be) “interested persons” of the Corporation (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and the two nominees – Mr. Blaser and Ms. O’Leary-Gill – each of whom is an “interested person” of the Corporation (the “Interested Directors”). The Corporation currently has 31 separate Funds, and each current director oversees all of the Funds.

If approved by shareholders, Ms. Bakker and Ms. Jankovic will each serve as an Independent Director, and their election will be effective September 1, 2020. If approved by shareholders, the election or re-election of the remaining nominees will be effective automatically following such shareholder approval.

Information about Directors and Director Nominees

Name, Address[1] and Age	Position(s) and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[3]	Other Directorships Held by Trustee During Past Five Years[4]
Independent Director Nominees (Previously elected by shareholders)
Ridge A. Braunschweig Age: 67	Independent Director, since October 2009.	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012.	32	None.
John A. Lubs Age: 72	Independent Director, since July 2004.	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	32	None.
Barbara J. Pope Age: 72	Independent Director, since March 1999.	Retired; formerly, President of Barbara J. Pope, P.C. (a financial consulting firm), from 1992 to 2015; President of Sedgwick Street Fund LLC (a private investment partnership), from 1996 to 2015; Tax Partner, Price Waterhouse.	32	None.

Name, Address[1] and Age	Position(s) and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[3]		Other Directorships Held by Trustee During Past Five Years[4]
Independent Director Nominees (Not previously elected by shareholders)
Marie-Renée Bakker Age: 63	Independent Director, effective September 1, 2020.	Director, National Green Fund (a Dutch “green” investment fund) since 2016; previously, Senior Finance Manager at the World Bank Group (financial institution), 2005–2019.	32	[6]	None.
Teresa V. Jankovic Age: 64	Independent Director, effective September 1, 2020.	Founder and Independent Consultant, The Independent Consultant, LLC (a financial services consulting firm), since 2016; Managing Director, Bank of New York Mellon, from 2011 to 2016.	32	[6]	None.
Vincent P. Lyles Age: 59	Independent Director, since September 2017.	Vice President of Community Relations, Advocate Aurora Health Care, since 2019; President and Chief Executive Officer, Boys & Girls Club of Greater Milwaukee, from 2012 to 2018.	32		None.

Name, Address[1] and Age	Position(s) and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[3]		Other Directorships Held by Trustee During Past Five Years[4]
Independent Director (Not standing for re-election)
Ben Cutler Age: 75	Independent Director, since July 2004.	Chairman, USHEALTH Group, Inc. (a health insurance company), since 2004; CEO and President, USHEALTH Group, Inc., from 2004 to 2016.	32		None.
Interested Director Nominee[5] (Previously elected by shareholders)
John M. Blaser Age: 63	Director and President, since May 1999.	Managing Director of BMO Asset Management Corp. (the “Adviser”), since June 2012.	32		None.
Interested Director Nominee[5] (Not previously elected by shareholders)
Daniela O’Leary-Gill Age: 55	Director, since August 2018.	Retired; formerly, Chief Operating Officer of BMO Financial Group, from 2018 to 2020; Director of the Adviser from 2018 to 2020; Head, Communications, Government & Investor Relations from 2016 to 2018; Head, AML Program Oversight from 2014 to 2016.	32	[6]	None.

[1]	The address of each director is 790 North Water Street, Milwaukee, Wisconsin 53202.

[2]

Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.

[3]	As of the date of this Proxy Statement, the BMO Funds Complex currently offers 32 Funds, including the BMO LGM Frontier Markets Equity Fund.
[4]

“Other Directorships Held” includes serving as a director only of a public company or another registered mutual fund. This disclosure does not include directorships on a charitable or private organization.

[5]

Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation and BMO Asset Management Corp. (the “Adviser”). Ms. O’Leary-Gill is an “interested person” of the Corporation due to the positions that she held with the Adviser and the Bank of Montreal (“BMO”).

[6]	If elected.

Why are directors being elected at the present time?

The Board currently consists of seven members, of whom Mr. Braunschweig, Mr. Cutler, Mr. Lubs, Mr. Lyles and Ms. Pope are Independent Directors and Mr. Blaser and Ms. O’Leary-Gill are Interested Directors. All but Mr. Lyles and Ms. O’Leary-Gill have been previously elected by shareholders. For Board succession planning purposes, the Board is seeking to have Ms. Bakker and Ms. Jankovic added to the Board as Independent Directors effective September 1, 2020.

How long would each nominee serve?

Each nominee if elected will hold an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. A director must retire from the Board no later than August 31 following his or her 75th birthday.

What are the qualifications of the directors and nominees?

The Nominating and Governance Committee oversees the administration of the Board Governance Guidelines and Procedures (the “Governance Guidelines”) and provides assistance to the Board in the selection of potential nominees for election to the Board. The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Ms. Bakker and Ms. Jankovic were recommended as nominees to the Board by the directors. A copy of the Nominating and Governance Committee Charter is attached hereto as Exhibit A.

In determining that the nominees are qualified to serve as directors of the Corporation, the Nominating and Governance Committee and the Board considered the Governance Guidelines, among other criteria, and evaluated a wide variety of information about the nominees, and multiple factors contributed to the decision. No single factor was determinative. Generally, each nominee’s professional, business, and educational background; and, to the extent known, each nominee’s judgment, character and integrity, and ability to work effectively with the other directors; and commitment to act in the best interests of the shareholders of the Corporation were considered in determining each nominee’s qualifications to serve on the Board. Consideration was also given to each nominee’s ability to devote sufficient time to the affairs of the Corporation in order to carry out the responsibilities of a director. The Nominating and Governance Committee and the Board also considered whether an individual’s background or expertise would contribute to the Board having directors with a variety of experiences and backgrounds. With respect to each nominee, the Nominating and Governance Committee and the Board considered, among other factors, the following experiences and qualifications:

The Nominating and Governance Committee and the Board considered Ms. Bakker’s professional experience serving in various leadership positions at the World Bank Group, her extensive experience serving as a member of the board of directors of several financial and non-profit institutions, and the executive, financial, and corporate governance experience that she has gained over the course of her career.

The Nominating and Governance Committee and the Board considered that Mr. Blaser has served as a director and President of the Corporation since 1999 and Managing Director of the Adviser since June 2012 and as Vice President of the Adviser from 1998 to 2012. The Nominating and Governance Committee and the Board also considered his professional and financial industry experience serving as chief financial officer for various fund complexes, the audit, executive, financial, investment, and operations experience that he has gained over the course of his career and through his financial industry experience, and, due to his position with the Adviser, his involvement in the day-to-day management of the Adviser and the Corporation.

The Nominating and Governance Committee and the Board considered that Mr. Braunschweig has served as a director of the Corporation since 2009, and that he serves as Chair of the Audit Committee. The Nominating and Governance Committee and the Board also considered his professional experience serving in various executive positions with CPL Industries, Inc. and his auditing experience, his experience serving as an executive and director of a private charitable foundation, and the audit, executive, financial, and operations experience that he has gained over the course of his career.

The Nominating and Governance Committee and the Board considered Ms. Jankovic’s professional experience in her role as an independent financial consultant and serving in various leadership positions at Bank of New York Mellon, her experience as a financial services audit partner at an accounting firm, and the executive, financial, operations, and technology experience that she has gained over the course of her career.

The Nominating and Governance Committee and the Board considered that Mr. Lubs has served as a director of the Corporation since 2004, and that he serves as Vice Chair of the Nominating and Governance Committee. The Nominating and Governance Committee and the Board considered his professional experience serving in various executive positions with Mason Companies, Inc. and the executive, financial, and operations experience that he has gained over the course of his career.

The Nominating and Governance Committee and the Board considered that Mr. Lyles has served as a director of the Corporation since 2017. The Nominating and Governance Committee and the Board also considered Mr. Lyles’s professional experience, including currently serving as Vice President of Community Relations at Advocate Aurora Health Care. Mr. Lyles previously served as President and CEO of the Boys and Girls Club of Greater Milwaukee, President of M&I Community Development Corporation, and a Director of Robert W. Baird & Co. The Nominating and Governance Committee and the Board also considered the executive, financial, legal, and operations experience that Mr. Lyles gained over the course of his career.

The Nominating and Governance Committee and the Board considered that Ms. O’Leary-Gill has served as a director of the Corporation since 2018. The Nominating and Governance Committee and the Board also considered Ms. O’Leary Gill’s professional experience, including serving as Chief Operating Officer of BMO Financial Group from February 1, 2018 until her retirement in 2020 and as an executive officer of BMO Harris Bank, N.A. since 2001. The Nominating and Governance Committee and the Board also considered the executive, financial, and operations experience that Ms. O’Leary-Gill gained over the course of her career.

The Nominating and Governance Committee and the Board considered that Ms. Pope has served as a director of the Corporation since 1999, and that she serves as Chair of the Nominating and Governance Committee. The Nominating and Governance Committee and the Board also considered her professional experience serving as President of Barbara J. Pope, P.C. and President of Sedgwick Street Fund LLC, her experience as a tax partner at an accounting firm, and the executive, financial, and investment experience that she has gained over the course of her career.

What is the Board’s leadership structure and role in risk oversight?

The day-to-day operations of the Funds are managed by the Adviser with assistance from other service providers approved by the Board. The Board, directly and through its Committees, oversees the services provided by the Adviser and other Fund service providers. The Board does not have a chairperson or an independent lead director. The President of the Corporation, or such other person designated by the Board, serves as the chair of the Board meetings. Counsel to the Funds and Independent Directors attend all Board meetings. The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and Adviser and the other service providers to assist the Board in fulfilling its oversight responsibilities.

As part of its general oversight responsibilities, the Board, directly and through its Committees, is involved in the risk oversight of the Funds. The Funds, the Adviser, and other Fund service providers have adopted policies, procedures and controls to address the Funds’ operational, investment (including liquidity), and compliance risks. The Board and its Committees meet regularly during the year to review, among other information related to the Funds’ operations, the contractual arrangements with the Adviser and other service providers for the Funds, the Funds’ performance, investment strategies, and limitations, as well as compliance, financial and regulatory matters. The Board, directly and through its Committees, reviews information from the Adviser, other Fund service providers, the Funds’ independent registered public accounting firm, and counsel to the Funds and Independent Directors to assist it in its oversight responsibilities. The Board reviews the Funds’ performance and meets with the Adviser and sub-advisers, as applicable, and the Funds’ portfolio managers. As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (“CCO”) as required by Rule 38a-1 under the 1940 Act and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Funds. The Independent Directors also meet quarterly with the CCO in executive session. In addition, any material changes to a Fund’s investment objective, strategies, and restrictions are reviewed and approved by the Board.

What are the committees of the Board?

The Corporation has established two standing committees: a Nominating and Governance Committee and an Audit Committee. Each such Committee is comprised solely of Independent Directors.

Nominating and Governance Committee. The Nominating and Governance Committee oversees the administration of the Governance Guidelines. In addition, as described in the Nominating and Governance Committee Charter, discussed above, the Nominating and Governance Committee evaluates and nominates, or recommends for nomination, candidates for the Board. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. Ms. Pope serves as the Chair and Mr. Lubs serves as the Vice Chair of the Nominating and Governance Committee. During the fiscal year ended August 31, 2019, the Nominating and Governance Committee held one meeting.

Audit Committee. The Audit Committee serves to provide an open avenue of communication among the Board, the Funds’ independent registered public accounting firm, and the internal and external accounting staff serving the Funds. The Board has adopted a written Audit Committee Charter pursuant to which the Audit Committee evaluates the independence of, and approves the retention of, the independent registered public accounting firm to audit the financial statements of the Funds, reviews the results of Fund audits, and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Funds. The Audit Committee monitors the accounting policies of the Funds, as well as the work of the independent registered public accounting firm. Mr. Braunschweig serves as the Chair of the Audit Committee. As determined by the Corporation’s Board of Directors, the Corporation has four audit committee financial experts on its Audit Committee, each of whom is an Independent Director: Mr. Braunschweig, Mr. Cutler, Mr. Lubs and Ms. Pope. During the fiscal year ended August 31, 2019, the Audit Committee held two meetings.

How often does the Board meet?

The Board typically holds regular meetings in person four times a year. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters, including matters that may require action prior to the next regular meeting, and may act upon unanimous written consent in lieu of a meeting where appropriate. Regular or special meetings of the Board also may be conducted by means of a video conference as circumstances warrant. There were four regular meetings of the Board held during the Funds’ last fiscal year, and each director attended each meeting.

What are the directors and officers paid by the Corporation for their services?

With respect to the fiscal year ended August 31, 2019, each Independent Director was paid an aggregate retainer of $110,000. Interested Directors and officers did not receive any fees from the Corporation during the fiscal year ended August 31, 2019. Neither the Corporation nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses. The following table shows the fees paid to the directors by the Corporation for the fiscal year ended August 31, 2019.

Director Name	Aggregate Compensation from Corporation	Total Compensation from Trust and Fund Complex Paid to Directors
Independent Director Nominees
Ridge A. Braunschweig	$107,442	$110,000
Benjamin M. Cutler	$107,442	$110,000
John A. Lubs	$107,442	$110,000
Vincent P. Lyles	$107,442	$110,000
Barbara J. Pope	$107,442	$110,000

Interested Director Nominees
John M. Blaser[1]	N/A	N/A
Daniela O’Leary-Gill[1]	N/A	N/A

[1]	Non-compensated Interested Director.

The Corporation may reimburse the directors for certain expenses associated with their attendance at, and participation in, meetings of the Board of Directors. Director compensation is established by the Board and is reevaluated annually. The Board does not have a compensation committee.

There have been no arrangements or understandings between any director, nominee or officer and any other person(s) pursuant to which (s)he was selected as a director, nominee or officer.

What vote is required to elect the nominees to the Board of Directors of the Corporation?

Shareholders of all Funds will vote together for purposes of electing directors of the Corporation. Directors are elected by the affirmative vote of a plurality of shares present at the Meeting, either in person or by proxy, and entitled to vote. This means that the eight nominees who receive the largest number of votes will be elected as directors. Because the nominees are running unopposed, all eight nominees are expected to be elected as directors, as all nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome. If you sign, date and return the Proxy Card, but do not specify a vote for one or more of the nominees for director, your shares will be voted in favor of electing each of the eight director nominees to the Board of Directors of the Corporation, and in the discretion of the proxies named therein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof. Abstentions and broker non-votes will have no effect on the proposal. If your shares are held in an IRA account with UMB Bank, n.a. (“UMB”) as custodian, UMB will vote any shares held in the account in accordance with the timely written instructions received. If no timely written instructions are received, UMB may vote such unvoted shares as instructed by the Adviser, which may include voting in the same proportion of shares of the Corporation for which written voting instructions were timely received by the Corporation from the Corporation’s other shareholders (i.e., “echo voting”) or in accordance with the recommendations of the Board.

What is the Board’s recommendation on Proposal 1?

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE EIGHT NOMINEES TO SERVE ON THE BOARD OF DIRECTORS.

ADDITIONAL INFORMATION

Who are the officers of the Corporation?

Exhibit B contains certain information concerning the officers of the Corporation. These officers are appointed by the Board annually and are not being presented for election by the shareholders.

What is the security ownership of management and certain others?

Information about the security ownership of the directors, nominees and officers of the Corporation, as well as information regarding the principal holders of each Fund’s shares, is set forth in Exhibit C.

Who is the adviser to the Funds, and who are the sub-advisers?

BMO Asset Management Corp., located at 115 South LaSalle Street, Chicago, Illinois 60603, is the investment adviser of the Funds. In this capacity, the Adviser is responsible for the day-to-day management of each Fund’s investment program. The Adviser conducts investment research and makes investment decisions for the Funds, except for the Pyrford International Stock Fund, LGM Emerging Markets Equity Fund, and a portion of the assets of the Alternative Strategies Fund, for which the Adviser performs oversight of the Funds’ sub-advisers. The Adviser, pursuant to the terms of an exemptive order from the SEC and subject to Board approval, has appointed the following sub-advisers for the following Funds:

Sub-Adviser and Address	Fund Sub-Advised
Pyrford International, Ltd. 95 Wigmore Street London, United Kingdom, W1U 1FD	Pyrford International Stock

LGM Investments Limited 95 Wigmore Street London, United Kingdom, W1U 1FD	LGM Emerging Markets Equity

BMO Asset Management Limited Exchange House, Primrose Street London, United Kingdom, EC2A 2NY	Alternative Strategies

Who is the Corporation’s administrator and principal underwriter?

The Adviser is responsible for managing the Trust’s administrative affairs, and in this capacity, oversees State Street Bank and Trust Company (“State Street”), which serves as sub-administrator to the Corporation. State Street’s address is 1 Iron Street, Boston, Massachusetts 02116.

The Corporation’s principal underwriter is Foreside Financial Services, LLC, located at Three Canal Plaza, Portland, Maine 04101.

Who are the Corporation’s independent auditors?

Information related to the Corporation’s independent public accounting firm can be found in Exhibit D.

How can I obtain more information about the Funds?

THE MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, WHICH CONTAINS AUDITED FINANCIAL STATEMENTS FOR THE CORPORATION’S FISCAL YEAR ENDED AUGUST 31, 2019, AND THE MOST RECENT SEMI-ANNUAL REPORT TO SHAREHOLDERS, WHICH CONTAINS UNAUDITED FINANCIAL STATEMENTS FOR THE CORPORATION’S SIX MONTHS ENDED FEBRUARY 29, 2020 ARE AVAILABLE, FREE OF CHARGE BY WRITING THE CORPORATION AT 790 NORTH WATER STREET, MILWAUKEE, WISCONSIN 53202 OR CALLING THE CORPORATION AT 1-800-236-FUND (3863). THE ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE AT WWW.BMOFUNDS.COM.

Who will pay for the Meeting and related costs?

The Adviser will pay the expenses relating to the Proxy Statement and Meeting, including the printing, mailing, and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Other information regarding the Meeting and the solicitation of votes.

Proxies will be solicited by the Board primarily by mail. The solicitation may also include telephone, internet or oral communication by certain officers or employees of the Corporation, none of whom will be paid for these services. In addition, the Corporation has entered into a contract with Broadridge Financial Solutions, Inc. (“Broadridge”), 1155 Long Island Avenue, Edgewood, New York 11717, pursuant to which Broadridge will provide certain proxy solicitation, project management, data processing, tabulation, and internet and telephonic voting services in addition to mailing the proxy materials. The fees to be paid to Broadridge under the contract are estimated to be approximately $225,000.

Householding.

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive a separate Proxy Card. If you would like to receive a separate copy of the Proxy Statement, future proxy statements or other related materials please call 1-800-236-FUND (3863) or write to the Corporation at 790 North Water Street, Milwaukee, Wisconsin 53202. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Shareholder communications and proposals.

Shareholders who want to communicate with the Board or an individual director should send their written communications to the Secretary of the Corporation at the address set forth on the cover of this Proxy Statement.

The Corporation does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Corporation at the address set forth on the cover of this Proxy Statement. Proposals must be received a reasonable time before the Corporation begins to print and send the proxy materials to be considered for inclusion in the proxy materials for a meeting. Timely submission does not necessarily mean a proposal will be included in the proxy materials. Any shareholder proposal that is not submitted within a reasonable time before the Corporation sends out its proxy materials will be considered untimely and will not be included in the proxy materials.

By Order of the Board of Directors

Michael J. Murphy, Secretary of

BMO Funds, Inc.

EXHIBIT A

NOMINATING & GOVERNANCE COMMITTEE CHARTER

BMO FUNDS, INC. and

BMO LGM FRONTIER MARKETS EQUITY FUND

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	Purpose

The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Directors of BMO Funds, Inc. (the “Corporation”) and the Board of Trustees of BMO LGM Frontier Markets Equity Fund (the “Trust” and together with the Corporation, the “Funds”) (collectively, the “Board”) is to:

1.	Provide assistance to the Board in the selection of candidates for election to the Board, including:

•	Identifying, as necessary, independent director candidates who are qualified to serve as directors of the Funds.

•	Evaluating and recommending to the Board the candidates for election to the Board; and

2.	Oversee the administration of the Board Governance Guidelines and Procedures and otherwise help guide the Board on governance matters.

II.	Composition

The Committee shall be composed of three or more directors/trustees who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940, as amended (“Independent Directors”) and who are otherwise free from any relationship that, in the opinion of the Board, might interfere with the exercise of their independent judgment as members of the Committee.

Each Committee member shall be appointed by the Board and shall serve until his or her successor is appointed, until he or she resigns from the Committee, until he or she is removed from the Committee or until his or her service on the Board terminates.

The Board will appoint a Chairperson of the Committee. The Chairperson will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

III.	Committee Meetings

The Committee will meet as often as it deems necessary. The Committee may request that any officer or employee of the Funds, the Funds’ investment adviser, the Funds’ counsel or others attend a meeting of the Committee. The Committee may meet in person or by telephone or video conference.

The Chairperson will preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Board.

At any Committee meeting, a majority of the Committee members constitutes a quorum. Any action of the Committee requires the vote of a majority of the Committee members then in attendance (provided a quorum is present). A majority of the Committee members may act by written consent to the extent not inconsistent with the By-Laws of the Funds.

The Committee will report to the Board regarding the Committee’s activities.

IV.	Responsibilities, Duties and Powers

The responsibilities, duties and powers of the Committee are as follows:

1.	Identify, as necessary, independent director/trustee candidates who are qualified for Board membership for election to the Board.

2.	Evaluate and recommend new candidates who are qualified for Board membership for election to the Board.

3.	Evaluate the independence of proposed independent directors/trustees and review the independence of the Independent Directors as needed.

4.

Review and reassess the adequacy of this charter periodically and recommend any proposed changes to the Board for approval. Both a majority of the Funds’ directors/trustees then in office and a majority of the Independent Directors must approve any material amendments to this charter.

5.	Retain such experts or consultants, including outside counsel, as it deems appropriate, at the Funds’ expense.

6.	Periodically review the Board Governance Guidelines and Procedures, and recommend changes, if any, to the Board.

7.	Review, as needed, the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

8.

Review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

9.	Investigate any other matter brought to its attention within the scope of its duties.

10.	Perform any other activities consistent with this Charter, the Corporation’s Articles of Incorporation, the Trust’s Declaration of Trust, the By-Laws of

the Funds (collectively, the “Organizational Documents”), and governing law, as the Committee or the Board deems necessary or appropriate. In the event of any inconsistency between this Charter and the Organizational Documents, the provisions of the Organizational Documents will be given precedence.

11.	Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Committee deems necessary or appropriate.

Adopted: October 2004

Amended and Restated: May 2020

EXHIBIT B

CORPORATION OFFICERS

The officers of the Corporation are elected annually by the Board and hold the same position with all of the Funds of the Corporation. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 790 North Water Street, Milwaukee, Wisconsin 53202. Officers of the Corporation, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table as of March 23, 2020.

Name and Age	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years
John M. Blaser Age: 63	Director and President; elected by the Board annually; since May 1999	Managing Director of the Adviser, since June 2012.

Brett Black Age: 48	Chief Compliance Officer and Anti-Money Laundering Compliance Officer; elected by the Board annually; since November 2017	Vice President and Chief Compliance Officer of BMO Harris Bank, since 2017; Assistant Vice President, Deputy Chief Compliance Officer, since 2014; Senior Compliance Officer of BMO Harris Bank, since 2012.

Timothy M. Bonin Age: 47	Vice President, Chief Financial Officer and Treasurer; elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.

Michael J. Murphy Age: 41	Secretary; elected by the Board annually; since May 2016	Senior Counsel and Vice President of BMO Harris Bank N.A., since 2014.

B-1

EXHIBIT C

OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table sets forth the shareholders who own 5% or more of shares of each class of each Fund, as applicable, as of the Record Date. The Corporation believes these are the holders of record only, not the beneficial owners, unless noted otherwise.

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
BMO Low Volatility Equity	I	LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	2459936.719	17.88%

	I	National Financial Services LLC fbo Exclusive Bene of Our Customer Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	2394151.664	17.4%

	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	2076013.153	15.09%

	I	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	1836950.402	13.35%

	I	Mac Co. Acct 855972 Attn: Mutual Fund Operations 500 Grant St. Rm. 151-1010 Pittsburgh, PA 15219-2502	1924578.026	13.99%

	A	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	1236713.385	45.48%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	764757.051	28.12%

BMO Dividend Income	I	National Financial Services LLC Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	3275637.513	17.2%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	I	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	6144959.243	32.26%

	I	SEI Private Trust Co. c/o Bankers Trust SWP 1 Freedom Valley Dr. Oaks, PA 19456-9989	3904661.439	20.5%

	A	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	463330.772	51.11%

	A	TD Ameritrade Inc. for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	100847.804	11.12%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	65219.866	7.19%

BMO Large-Cap Value	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	1978375.417	12.47%

	I	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	12145773.96	76.58%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	132982.788	10.56%

	A	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	174584.069	13.86%

	A	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	118715.558	9.42%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	R6	BMO Funds Inc. BMO Aggressive Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	839516.995	31.54%

	R6	BMO Funds Inc. BMO Growth Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	497828.477	18.7%

	R6	BMO Funds Inc. BMO Balanced Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	896139.399	33.66%

	R6	BMO Funds Inc. BMO Moderate Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	195565.689	7.35%

	R6	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	174612.842	6.56%

BMO Large-Cap Growth	Y	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	177573.537	5.64%

	Y	National Financial Services LLC Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	307934.735	9.78%

	Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	213925.362	6.79%

	I	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	420902.526	5.65%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	I	National Financial Services LLC fbo Exclusive Bene of Our Customer Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	446304.45	5.99%

	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	1024796.134	13.76%

	I	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	1929899.136	25.91%

	I	SEI Private Trust Co c/o Washington Trust 1 Freedom Valley Dr. Oaks, PA 19456-9989	435234.816	5.84%

	I	SEI Private Trust Co. c/o Washington Trust 1 Freedom Valley Dr. Oaks, PA 19456-9989	1066313.824	14.32%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	9916.201	26.87%

	A	Stifel Nicolaus Co. Inc. 501 N. Broadway Fl. 8 Saint Louis, MO 63102-2137	2429.543	6.58%

	A	TD Ameritrade Inc. for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	17447.587	47.28%

	R6	Lincoln Retirement Services Company fbo our customer PO Box 7876 Fort Wayne, IN 46801-7876	2196749.271	15.43%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	R6	National Financial Services LLC fbo Exclusive Bene of Our Customer Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	9652477.606	67.8%

BMO Mid-Cap Value	I	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	6308318.98	84.38%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	318717.544	9.74%

	A	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	340815.637	10.41%

	A	Hartford Life Insurance Co. Attn: UIT Operations PO Box 2999 Hartford, CT 06104-2999	181523.527	5.55%

	A	TD Ameritrade Inc. for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	301457.579	9.21%

	R6	BMO Funds Inc. BMO Aggressive Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	291595.658	18.11%

	R6	BMO Funds Inc. BMO Growth Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	172692.842	10.72%

	R6	BMO Funds Inc. BMO Balanced Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	310328.945	19.27%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	R6	Associated Trust Co. fbo our customer PO Box 22037 Green Bay, WI 54305-2037	368263.758	22.87%

	R6	Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095-4773	95449.959	5.93%

	R6	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	278716.929	17.31%

BMO Mid-Cap Growth	I	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	4757799.021	92.08%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	134118.529	13.88%

	R6	BMO Funds Inc. BMO Aggressive Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	171363.557	33.78%

	R6	BMO Funds Inc. BMO Growth Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	101597.47	20.03%

	R6	BMO Funds Inc. BMO Balanced Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	181868.623	35.86%

	R6	BMO Funds Inc. BMO Moderate Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	38382.548	7.57%

BMO Small-Cap Value	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	370565.065	9.95%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	I	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	2919676.922	78.36%

	A	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	57588.871	27.82%

	A	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	47383.773	22.89%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	21803.668	10.53%

	A	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	12821.963	6.2%

	R6	BMO Funds Inc. BMO Aggressive Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	215161.753	29.19%

	R6	BMO Funds Inc. BMO Growth Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	127413.948	17.28%

	R6	BMO Funds Inc. BMO Balanced Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	229713.136	31.16%

	R6	BMO Funds Inc. BMO Moderate Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	44832.237	6.08%

	R6	Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095-4773	95846.435	13%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
BMO Small-Cap Core	I	Vallee & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	146194.244	12.19%

	I	Mitra & Co. fbo BMO Harris-OneAmerica c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	60613.351	5.05%

	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	894847.098	74.61%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	4744.058	9.68%

	A	UMB Bank NA Cust IRA 229080 S. 25th St. Wausau, WI 54403-5802	2716.404	5.54%

	A	Maril & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	10495.965	21.42%

BMO Small-Cap Growth	I	CapinCo c/o US Bank NA 1555 N. Rivercenter Dr. Ste. 302 Milwaukee, WI 53212-3958	356182.668	8.98%

	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	213204.273	5.37%

	I	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	2133317.306	53.77%

	I	BMO Funds Inc. BMO Aggressive Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	229306.297	5.78%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	I	BMO Funds Inc. BMO Balanced Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	244540.779	6.16%

	A	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	139052.633	8.13%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	125742.745	7.35%

BMO Global Low Volatility Equity	I	JP Morgan Securities LLC Omnibus Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Fl. Mutual Fund Department Brooklyn, NY 11245-0003	903188.73	65.01%

	I	Vallee & Co. fbo 98 c/o Reliance Trust Company(WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	89650.698	6.45%

	I	National Financial Services LLC fbo Exclusive Bene of Our Customer Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	88815.355	6.39%

	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	237563.5	17.1%

	A	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	854.607	7.43%

	A	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	1702.11	14.8%

	A	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	1179.562	10.26%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	A	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	1579.873	13.74%

	A	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	900.394	7.83%

	A	Pamela Miller TTEE Pamela Miller Revoc Liv Trust	1966.973	17.1%

	A	LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	978.102	8.5%

	A	TD Ameritrade Inc. for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	1107.703	9.63%

BMO Disciplined International Equity Fund	I	Vallee & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	471103.887	10.12%

	I	Morgan Stanley Smith Barney LLC fbo a Customer of MSSB 1 New York Plaza New York, NY 10004-1901	1148072.978	24.66%

	I	BMO Funds Inc. BMO Aggressive Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	517138.627	11.11%

	I	BMO Funds Inc. BMO Growth Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	306971.837	6.59%

	I	BMO Funds Inc. BMO Balanced Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	550341.392	11.82%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	I	Maril & Co. fbo 98 c/o Reliance Trust Company(WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	251249.784	5.4%

	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	1240584.902	26.65%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	3759.832	26.1%

	A	Maril & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	10000	69.43%

BMO Pyrford International Stock	I	National Financial Services LLC fbo Exclusive Bene of Our Customer Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	7842294.24	22.82%

	I	CapinCo c/o US Bank NA 1555 N. Rivercenter Dr. Ste. 302 Milwaukee, WI 53212-3958	6551677.133	19.07%

	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	3283767.708	9.56%

	I	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5609656.711	16.32%

	I	Comerica Bank fbo customer PO Box 75000 MSC 3446 Detroit, MI 48275-0001	2308764.27	6.72%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	15358.746	6.46%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	A	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	28762.985	12.1%

	A	Vallee & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	62283.271	26.2%

	A	TD Ameritrade Inc. for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	17694.338	7.44%

	A	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	45722.677	19.23%

	R6	9th Floor Attn: Dara Alderton Flexpath Indexplus Moderate 2025 Fund I Series 1100 North Market Street Wilmington, DE 19890-1100	980691.835	5.73%

	R6	9th Floor Attn: Dara Alderton Flexpath Indexplus Moderate 2035 Fund I Series 1100 North Market Street Wilmington, DE 19890-1100	1656388.713	9.68%

	R6	9th floor Attn: Dara Alderton Flexpath Indexplus Moderate 2045 Fund I Series 1100 North Market Street Wilmington, DE 19890-1100	1515383.567	8.86%

	R6	9th Floor Attn: Dara Alderton Flexpath Indexplus Moderate 2055 Fund I Series 1100 North Market Street Wilmington, DE 19890-1100	894159.359	5.23%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	R6	Wells Fargo Bank fbo Various Retirement Plans 1525 West Wt Harris Blvd. Charlotte, NC 28288-1076	3186846.634	18.63%

	R6	Northern Trust Company fbo Packaging Corp of America Master Retirement Trust 50 Lasalle St. Chicago, IL 60675-0001	2949876.945	17.25%

BMO LGM Emerging Markets Equity	I	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	2681341.899	14.81%

	I	National Financial Services LLC fbo Exclusive Bene of Our Customer Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	961088.972	5.31%

	I	CapinCo c/o US Bank NA 1555 N. Rivercenter Dr. Ste. 302 Milwaukee, WI 53212-3958	2145836.093	11.85%

	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	927847.013	5.12%

	I	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5988397.077	33.07%

	A	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	38439.532	14.31%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	137107.232	51.03%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	A	TD Ameritrade Inc. for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	15469.181	5.76%

BMO Alternative Strategies	I	BMO Funds Inc. BMO Growth Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	288664.402	13.05%

	I	BMO Funds Inc. BMO Balanced Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	1063701.571	48.1%

	I	BMO Funds Inc. BMO Moderate Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	453867.004	20.52%

	I	BMO Funds Inc. BMO Conservative Allocation Fund 111 E. Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	368979.176	16.68%

	A	NFS LLC Febo FMTC TTEE Vanderbilt 403b fbo customer Nashville, TN 37221-4148	267.447	18.32%

	A	NFS LLC Febo FMTC TTEE Vanderbilt 403b fbo customer Nashville, TN 37221-2613	112.327	7.7%

	A	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	1023.004	70.09%

BMO Ultra Short Tax-Free	I	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	9530680.241	18.69%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	I	SEI Private Trust Company c/o BMO Harris Swp One Freedom Valley Drive Oaks, PA 19456-9989	9317514.894	18.27%

	I	National Financial Services LLC fbo Exclusive Bene of Our Customer Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	2565398.114	5.03%

	I	Newly Weds Foods Inc. 4140 W. Fullerton Ave. Chicago, IL 60639-2198	5927589.971	11.62%

	I	Kenwood Cash LLC 225 W. Washington St. Ste. 1650 Chicago, IL 60606-3486	5480767.247	10.75%

	I	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	3172406.697	6.22%

	I	SEI Private Trust Company c/o BMO Harris SWP One Freedom Valley Drive Oaks, PA 19456-9989	2844279	5.58%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	264120.625	21.65%

	A	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	72724.306	5.96%

	A	Jeffrey T. Ticknor Barbara L. Ticknor Jt Wros	85966.2	7.05%

	A	David R. Begalke Joan I. Begalke Jt Wros	71751.265	5.88%

	A	TD Ameritrade Inc. for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	90437.571	7.41%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	A	Mitra & Co. fbo 62 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	259427.806	21.26%

BMO Short Tax-Free	I	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	1311094.808	10.67%

	I	Vallee & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	831288.522	6.76%

	I	SEI Private Trust Company c/o BMO Harris Swp One Freedom Valley Drive Oaks, PA 19456-9989	7586061.438	61.73%

	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	682209.792	5.55%

	A	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	28133.962	6.97%

	A	Charles Schwab & Co. Inc. Special Custody A/C fbo Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	30327.153	7.52%

	A	TD Ameritrade Inc. for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	112737.192	27.94%

	A	Patricia A. Frazier TTEE Daniel G. Frazier TTEE Frazier Revocable TRUST	37957.332	9.41%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	A	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	27776.092	6.88%

BMO Short-Term Income	I	Vallee & Co. fbo 98 c/o Reliance Trust Company(WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	2969798.544	12.35%

	I	SEI Private Trust Company c/o BMO Harris Swp One Freedom Valley Drive Oaks, PA 19456-9989	3836269.643	15.96%

	I	Chicago Professional Sports LP 1901 W. Madison St. Chicago, IL 60612-2459	2378437.748	9.89%

	I	Kokosing Construction Company Inc. 6235 Westerville Rd. Westerville, OH 43081-4041	3435517.97	14.29%

	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	4253644.65	17.69%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	175086.083	8.22%

BMO Interemediate Tax-Free	Y	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	18936442.49	47.8%

	Y	Charles Schwab & Co. Inc. Special Custody A/C fbo Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	3917297.01	9.89%

	Y	National Financial Services LLC Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	11299659.67	28.53%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	I	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	48511032.69	39.44%

	I	SEI Private Trust Company c/o BMO Harris SWP One Freedom Valley Drive Oaks, PA 19456-9989	13497828.68	10.97%

	I	National Financial Services LLC fbo Exclusive Bene of Our Customer Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	18634844.26	15.15%

	I	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	7542713.083	6.13%

	I	SEI Private Trust Co. c/o Regions Bank 1 Freedom Valley Dr. Oaks, PA 19456-9989	13606949.56	11.06%

	I	SEI Private Trust Company c/o BMO Harris Swp One Freedom Valley Drive Oaks, PA 19456-9989	6166308.614	5.01%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	23137.152	5.62%

	A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	23633.707	5.74%

	A	TD Ameritrade Inc. for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	355705.625	86.43%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
BMO Strategic Income	Y	National Financial Services LLC Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	4268949.348	78.05%

	I	Vallee & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	70066.109	11.49%

	I	National Financial Services LLC fbo Exclusive Bene of Our Customer Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	49127.353	8.05%

	I	Maril & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	64976.399	10.65%

	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	250530.603	41.07%

	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	126306.96	9.53%

BMO Corporate Income	Y	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	4513096.128	67.7%

	Y	National Financial Services LLC fbo Exclusive Bene of Our Customer Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	1825100.876	27.38%

	I	Mac & Co. Attn: Mutual Fund Ops 500 Grant St. Pittsburgh, PA 15219-2502	1041870.531	5.7%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	I	SEI Private Trust Company c/o BMO Harris Swp One Freedom Valley Drive Oaks, PA 19456-9989	6503840.958	35.57%

	I	National Financial Services LLC fbo Exclusive Bene of Our Customer Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	3607480.27	19.73%

	I	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	991497.347	5.42%

	I	SEI Private Trust Co c/o Regions Attn: Mutual Funds admin 1 Freedom Valley Dr. Oaks, PA 19456-9989	2290923.802	12.53%

	I	SEI Private Trust Company c/o BMO Harris Swp One Freedom Valley Drive Oaks, PA 19456-9989	2184496.283	11.95%

	A	TD Ameritrade Inc. fbo Our Customers PO Box 2226 Omaha, NE 68103-2226	404371.622	97.41%

BMO Core Plus Bond	Y	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	5052676.188	73.97%

	Y	National Financial Services LLC fbo Exclusive Bene of Our Customer Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	977135.491	14.31%

	I	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	5702700.645	6.73%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	I	National Financial Services LLC fbo Exclusive Bene of Our Customer Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	6390448.171	7.55%

	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	10720310.74	12.66%

	I	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	39154034.76	46.24%

	I	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	4530432.84	5.35%

	A	TD Ameritrade Inc. for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	265762.245	84.71%

	A	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	32220.42	10.27%

BMO High Yield Bond	I	Brunswick Public Foundation Inc. 26125 N. Riverwoods Blvd. Ste. 500 Mettawa, IL 60045-3422	67135.641	5.86%

	I	Maril & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	68599.263	5.99%

	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	997675.042	87.15%

	A	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	5658.442	7.84%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	43211.61	59.9%

BMO Government Money Market	Premier	Maril & Co. fbo BMO Harris Bank Attn: ACM Department ACM Department 4900 W. Brown Deer Rd. Brown Deer, WI 53223-2422	2247412969	69.17%

	Premier	SEI Private Trust Company c/o BMO Harris Swp Attn: Mutual Fund Admin. 1 Freedom Valley Dr. Oaks, PA 19456-9989	458974669.5	14.13%

	Premier	GS Global Cash Services Omnibus Account fbo Goldman Sachs & Co. LLC Customers 71 S. Wacker Dr. Ste. 500 Chicago, IL 60606-4673	213143336.5	6.56%

	Y	Maril & Co. fbo BMO Harris Bank Attn: ACM Department ACM Department 4900 W. Brown Deer Rd. Brown Deer, WI 53223-2422	526700068.8	91.51%

	Y	GS Global Cash Services Omnibus Account fbo Goldman Sachs & Co. LLC Customers 71 S. Wacker Dr. Ste. 500 Chicago, IL 60606-4673	43075589.41	7.48%

BMO Tax-Free Money Market	Premier	SEI Private Trust Company c/o BMO Harris Swp Attn: Mutual Fund Admin 1 Freedom Valley Dr. Oaks, PA 19456-9989	278174128.7	96.85%

	Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	20251433.94	27.37%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund

	Y	BMO Harris Bank N A 111 W. Monroe 9 E Chicago, IL 60603-4096	4019100	5.43%

	Y	Pershing LLC As Agent for its Brokerage Customer Attn: Cash Management Services 1 Pershing Plz Jersey City, NJ 07399-0002	47069231.39	63.62%

BMO Prime Money Market	Premier	SEI Private Trust Company c/o BMO Harris Swp Attn: Mutual Fund Admin. 1 Freedom Valley Dr. Oaks, PA 19456-9989	348050579.4	97.09%

	Y	Maril & Co. fbo BMO Harris Bank Attn: ACM Department ACM Department 4900 W. Brown Deer Rd. Brown Deer, WI 53223-2422	22518211.22	8.2%

	Y	Pershing 1 Pershing Plz Jersey City, NJ 07399-0002	233558941.7	85.01%

BMO Institutional Prime Money Market	Premier	State Street fbo Cash Sweep Clients 1776 Heritage Dr. Quincy, MA 02171-2119	80365557.97	16.45%

	Premier	BMO Funds Inc. BMO Pyrford International Stock Fund Attn: Daniel Eyre 111 E Kilbourn Ave. Ste. 200 Milwaukee, WI 53202-6672	61152813.26	12.52%

	Premier	Maril & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	329685602.9	67.48%

	Y	Maple Valley Mutual Insurance Company PO Box 59 Lena, WI 54139-0059	597667.118	25.25%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	Y	St. Sebastian Congregation 5400 W. Washington Blvd. Milwaukee, WI 53208-1698	328854.948	13.89%

	Y	Stockbridge-Munsee Community Waste Water Reserve Account N8476 Mohheconnuck Rd. Bowler, WI 54416-9464	167775.946	7.09%

	Y	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	1150881.446	48.62%

BMO Conservative Allocation	Y	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	1264672.591	90.04%

	I	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	6435.006	12.3%

	I	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	45874.592	87.7%

	R3	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	72370.596	100%

	R6	Mac & Co. Attn: Mutual Fund Ops 500 Grant St. Pittsburgh, PA 15219-2502	2763970.292	63.98%

	R6	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	1339270.582	31%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund

BMO Moderate Allocation	Y	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	333158.391	90.28%

	I	Associated Trust Co. PO Box 22037 Green Bay, WI 54305-2037	85306.352	12.69%

	I	Hossley Lighting Associates Inc. 1202 Dragon St. Ste. 100 Dallas, TX 75207-4021	352269.893	52.42%

	I	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	229949.098	34.22%

	R3	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	813511.655	99.98%

	R6	Mac & Co. Attn: Mutual Fund Ops 500 Grant St. Pittsburgh, PA 15219-2502	2142690.973	33.44%

	R6	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	3603689.035	56.25%

BMO Balanced Allocation	Y	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	5534719.048	96.62%

	I	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	1486475.748	32.54%

	I	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	2594420.742	56.79%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund

	R3	Mitra & Co. fbo 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	861457.216	49.14%

	R3	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	891625.578	50.86%

	R6	Mac & Co. Attn: Mutual Fund Ops 500 Grant St. Pittsburgh, PA 15219-2502	5324029.991	30.15%

	R6	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	11163969.96	63.22%

BMO Growth Allocation	Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	12773.42	5.18%

	Y	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	202505.781	82.09%

	I	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	522912.695	95.41%

	R3	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	976207.105	100%

	R6	Mac Co. Attn: Mutual Fund Operations 500 Grant St Rm. 151-1010 Pittsburgh, PA 15219-2502	592486.24	6.26%

Fund	Class	Name and Address	Number of Shares	Percent of Class of Fund
	R6	Mac & Co. Attn: Mutual Fund Ops 500 Grant St. Pittsburgh, PA 15219-2502	5334353.572	56.37%

	R6	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	3241399.878	34.25%

BMO Aggressive Allocation	Y	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	2162698.835	97.94%

	I	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	981549.043	91.3%

	R3	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	2137018.244	100%

	R6	Mac & Co. Attn: Mutual Fund Ops 500 Grant St. Pittsburgh, PA 15219-2502	5683881.732	46.14%

	R6	Mitra & Co. fbo 98 Daily Plans c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste. 1000 Green Bay, WI 54304-5280	5831321.813	47.34%

The following table shows, as of the Record Date, the number of outstanding shares for each class of each Fund:

Fund	Class	Shares Outstanding
BMO Low Volatility Equity	I	13757305.81
	A	2719396.817

BMO Dividend Income	I	19047401.41
	A	906573.673

Fund	Class	Shares Outstanding
BMO Large-Cap Value	I	15860638.57
	A	1259608.339
	R6	2662057.925

BMO Large-Cap Growth	Y	3149320.949
	I	7447710.246
	A	36904.256
	R6	14236025.05

BMO Mid-Cap Value	I	7476184.762
	A	3272590.535
	R6	1610425.244

BMO Mid-Cap Growth	I	5167261.624
	A	966485.135
	R6	507221.348

BMO Small-Cap Value	I	3725744.163
	A	206970.625

BMO Small-Cap Core	I	1199430.765
	A	48996.406
	R6	737169.752

BMO Small-Cap Growth	I	3967124.607
	A	1710031.679

BMO Global Low Volatility Equity	I	1389280.234
	A	11501.003

BMO Disciplined International Equity	I	4655333.432
	A	14403.402

BMO Pyrford International Stock	I	34363347.67
	A	237761.094
	R6	17102761.44

BMO LGM Emerging Markets Equity	I	18108730.4
	A	268681.706

BMO Alternative Strategies	I	2211657.311
	A	1459.643

Fund	Class	Shares Outstanding
BMO Ultra Short Tax-Free	I	50990549.82
	A	1220019.313

BMO Short Tax-Free	I	12289385.33
	A	403537.415

BMO Short-Term Income	I	24043579.1
	A	2131108.513

BMO Intermediate Tax-Free	Y	39612312.05
	I	123005171
	A	411531.532

BMO Strategic Income	Y	5469216.023
	I	609978.988
	A	1325784.97

BMO Corporate Income	Y	6666329.337
	I	18284251.27
	A	415126.302

BMO Core Plus Bond	Y	6830583.199
	I	84677924.18
	A	313732.433

BMO High Yield Bond	I	1144800.94
	A	72135.582

BMO Government Money Market	Premier	3249015567
	Y	575545810.5

BMO Tax-Free Money Market	Premier	287214349
	Y	73986579

BMO Prime Money Market	Premier	358481306.4
	Y	274731802.3

BMO Institutional Prime Money Market	Premier	488531924.6
	Y	2366856.181

BMO Conservative Allocation	Y	1404512.881
	I	52309.598
	R3	72370.596
	R6	4319855.176

Fund	Class	Shares Outstanding
BMO Moderate Allocation	Y	369027.236
	I	671977.345
	R3	813703.202
	R6	6407054.448

BMO Balanced Allocation	Y	5728579.382
	I	4568454.822
	R3	1753082.794
	R6	17657982.36

BMO Growth Allocation	Y	246691.65
	I	548097.154
	R3	976225.082
	R6	9462946.341

BMO Aggressive Allocation	Y	2208109.588
	I	1075069.999
	R3	2137018.244
	R6	12317519.23

The following table shows, for each director and nominee, the dollar amount of shares of each Fund beneficially owned by the director or nominee as of the Record Date. It also shows the aggregate value of all investments in shares of the BMO Funds Complex beneficially owned by each such person as of the Record Date. As of such date, the directors, nominees and executive officers of the Corporation, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

Name of Director or Nominee	Fund	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in the BMO Funds Complex
John M. Blaser Interested Director	Alternative Strategies	$10,001-$50,000	Over $100,000
	Short Tax-Free	Over $100,000
	Short-Term Income	$50,001-$100,000
	Intermediate Tax-Free	Over $100,000
	Tax Free Money Market	$50,001-$100,000
	Balanced Allocation	Over $100,000

Ridge A. Braunschweig Independent Director	Ultra Short Tax-Free	Over $100,000	Over $100,000
	Intermediate Tax-Free	Over $100,000
	Core Plus Bond	Over $100,000

Name of Director or Nominee	Fund	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in the BMO Funds Complex
Benjamin M. Cutler Independent Director	Large-Cap Value	$1-$10,000	Over $100,000
	LGM Emerging Markets Equity	$10,001-$50,000
	Alternative Strategies	$10,001-$50,000
	Ultra Short Tax-Free	Over $100,000
	Short-Term Income	Over $100,000
	Corporate Income	$10,001-$50,000
	Prime Money Market	$10,001-$50,000

John A. Lubs Independent Director	Large-Cap Value	$50,001-$100,000	Over $100,000
	Dividend Income	$10,001-$50,000
	Large-Cap Value	$50,001-$100,000
	Large-Cap Growth	$50,001-$100,000
	Mid-Cap Value	$10,001-$50,000
	Mid-Cap Growth	$10,001-$50,000
	Small-Cap Growth	$10,001-$50,000
	Alternative Strategies	$10,001-$50,000
	Corporate Income	$10,001-$50,000

Vincent P. Lyles Independent Director	Dividend Income	$10,001-$50,000	Over $100,000
	Large-Cap Value	$10,001-$50,000
	Large-Cap Growth	$10,001-$50,000
	Mid-Cap Value	$10,001-$50,000
	Mid-Cap Growth	$10,001-$50,000
	Pyrford International Stock	$10,001-$50,000
	LGM Emerging Markets Equity	$10,001-$50,000
	Core Plus Bond	$10,001-$50,000

Daniela O’Leary-Gill Interested Director	Moderate Allocation	$1-$10,000	$10,001-$50,000
	Growth Allocation	$1-$10,000

Barbara J. Pope Independent Director	Dividend Income	$50,001-$100,000	Over $100,000
	Large-Cap Value	Over $100,000
	Large-Cap Growth	Over $100,000
	Mid-Cap Value	$10,001-$50,000
	Mid-Cap Growth	Over $100,000
	Small-Cap Growth	$10,001-$50,000
	Pyrford International Stock	$10,001-$50,000
	Alternative Strategies	$10,001-$50,000
	Strategic Income	$50,001-$100,000
	Core Plus Bond	Over $100,000
	High Yield Bond	$50,001-$100,000
	Tax-Free Money Market	$10,001-$50,000
	Prime Money Market	$50,001-$100,000

EXHIBIT D

INDEPENDENT PUBLIC ACCOUNTANTS

The Corporation’s principal independent public accountant is KPMG LLP (“KPMG”). KPMG has been appointed by the Corporation’s Audit Committee, which is comprised solely of Independent Directors. As such, pursuant to Rule 32a-4 under the 1940 Act, the shareholders of the Funds are not being asked at this time to ratify the selection of KPMG. Representatives of KPMG will not be present at the Meeting.

KPMG billed the Corporation aggregate fees for services rendered to each of the Funds for the last two fiscal years as follows:

Fee Type	2019	2018
Audit Fees	$544,100	$631,150
Audit-Related Fees	$5,500	$16,500
Tax Fees	$184,080	$169,840
All Other Fees	None	None

“Audit Related Fees” relate to assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements that are traditionally performed by the independent auditor that are not reported under “Audit Fees.” “Tax Fees” relate to professional services provided by the independent auditor including such things as tax compliance, tax planning, tax advice, and federal excise and state tax reviews.

During the fiscal years ended August 31, 2019 and 2018, the aggregate non-audit fees (exclusive of the “Tax Fees” included in the table above) billed by KPMG for other professional services rendered to the Corporation, the Adviser and entities controlling, controlled by or under common control with the Adviser that provided ongoing services to the Corporation, were $220,000 and $220,000, respectively.

The Audit Committee preapproves, or may adopt policies and procedures governing the pre-approval of, all audit and non-audit related services of the Corporation, including services provided to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Corporation with respect to any engagement that directly relates to the operations and financial reporting of the Corporation. All of the services listed above during fiscal 2019 and 2018 received the pre-approval of the Audit Committee.

D-1

SCAN TO VIEW MATERIALS & VOTE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com or scan the QR Barcode above
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate box on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

[                             ]                 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

[BMO Fund name]

This proxy is solicited by the Board of Directors of the Corporation, which unanimously recommends that you vote FOR each of the eight nominees for director.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1. To elect eight directors to the Corporation’s Board of Directors.		☐	☐	☐
Nominees: 01) Marie-Renée Bakker 02) John M. Blaser 03) Ridge A. Braunschweig 04) Teresa V. Jankovic	05) John A. Lubs 06) Vincent P. Lyles 07) Daniela O’Leary-Gill 08) Barbara J. Pope

  2.         To transact any other business that may properly come before the Meeting or any postponements or adjournments thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: All shareholders should sign exactly as their names appear on this card, when signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate or partnership accounts should be authorized persons and indicate their title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Shareholders and the Proxy Statement are available at www.proxyvote.com.

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[                         ]

BMO FUNDS, INC.

SPECIAL MEETING OF SHAREHOLDERS

The undersigned shareholder of the fund(s) referenced on the reverse of this card (the “Fund”), a series of BMO Funds, Inc., a Wisconsin corporation (the “Corporation”), hereby appoints John M. Blaser and Timothy M. Bonin, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 790 North Water Street, Milwaukee, Wisconsin 53202 on July 10, 2020 at 9:00 a.m. Central Time, and at any adjournment or postponement thereof and otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. This proxy shall be voted on the proposal described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement as specified on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If the undersigned signs, dates and returns this Proxy Card, but does not specify a vote for one or more of the nominees for director, the undersigned’s shares will be voted in favor of electing each of the eight director nominees to the Board of Directors of the Corporation, and in the discretion of the proxies named herein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.